                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               December 19, 1996



                               Mobil Corporation
                               -----------------
             (Exact name of registrant as specified in its charter)



                     Delaware                  1-7555           13-2850309
-------------------------------------------  -----------   ------------------
             (State or Other Jurisdiction    (Commission    (I.R.S. Employer
             of Incorporation)               File Number)   Identification No.)

                 3225 Gallows Road
                 Fairfax, Virginia                22037-0001
                 -----------------           --------------------
                (Address of Principal               (Zip Code)
                 Executive Offices)


Registrant's telephone number, including area code (703) 846-3000
                                                   --------------


                                   No Change
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates

          Mobil Corporation, (the "Registrant") registered issuances of up to $650,000,000 principal amount of Pass Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-13457) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Mobil Corporation Pass Through Trust 1996-A (the "Trust") issued $231,900,000 in principal amount at maturity of its Pass Through Certificates, Series 1996-A (the "Certificates"), on December 19, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

          The Certificates were issued pursuant to a Pass Through Trust Agreement dated as of October 4, 1996 among the Registrants and State Street Bank and Trust Company, as trustee (the "Pass Through Trustee") and a Pass Through Trust Supplement (together, the "Trust Agreement") (attached hereto as
Exhibit 4.1) dated as of December 19, 1996, among Mobil Corporation, Mobil
-----------
Marine Finance Company I Inc, Mobil Marine Finance Company II Inc. and the Pass Through Trustee. The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

          The assets of the Trust consist primarily of four secured notes (the "Secured Notes") issued on a nonrecourse basis by four owner trusts pursuant to four separate leveraged lease transactions to finance not more than 80% of the cost of four double-hulled very large crude carriers, each of which will be acquired by one of the owner trusts from an affiliate of Mobil Corporation or the builder thereof and chartered to one of the charterers.

          Interest distributions on the Certificates are based on the principal balance thereof, initially $231,900,000, and the interest rate thereof, 6.97%.

          On December 11, 1996, the Registrant filed pursuant to Rule 424(b)(3)
             -----------------
a Preliminary Prospectus Supplement and on December 16, 1996, the Registrant
                                           -----------------
filed pursuant to Rule 424(b)(2) a Prospectus Supplement relating to the issuance of the Certificates.

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT NO.    DESCRIPTION
----------     -----------
    1.1        Underwriting Agreement, dated December 12, 1996, among Mobil
               Corporation, Mobil Marine Finance Company I Inc., Mobil Marine
               Finance Company II Inc. and Morgan Stanley & Co. Incorporated.

    4.1 Pass Through Trust Supplement dated as of December 19, 1996 among Mobil Corporation, Mobil Marine Finance Company I Inc., Mobil Marine Finance Company II Inc. and State Street Bank and Trust Company.

    4.2 Indenture dated as of November 22, 1996 among Samoco Raven Trust and State Street Bank and Trust Company.

    4.3 Indenture dated as of November 22, 1996 among Dumoco Eagle Trust and State Street Bank and Trust Company.

    4.4 Indenture dated as of November 22, 1996 among Samoco 1233 Trust and State Street Bank and Trust Company.

    4.5 Indenture dated as of November 22, 1996 among Samoco 1234 Trust and State Street Bank and Trust Company.

    99.1 Charter of VLCC M/V RAVEN dated as of December 19, 1996 among Samoco Raven Trust and Mobil Marine Finance Company I Inc.

    99.2 Charter of VLCC M/V EAGLE dated as of November 22, 1996 among Dumoco Eagle Trust and Mobil Marine Finance Company II Inc.

    99.3 Charter of Hull No. 1233 dated as of November 22, 1996 among Samoco 1233 Trust and Mobil Marine Finance Company I Inc.

    99.4 Charter of Hull No. 1234 dated as of November 22, 1996 among Samoco 1234 Trust and Mobil Marine Finance Company I Inc.

    99.5 Participation Agreement dated as of December 19, 1996 among Mobil Marine Finance Company I Inc., Samoco L.L.C., Samoco Raven Trust, Deutsche Morgan Grenfell (Cayman) Limited, and State Street Bank and Trust Company.

   Exhibit No.  Description

          99.6 Participation Agreement dated as of December 19, 1996 among Mobil Marine Finance Company I Inc., Dumoco L.L.C., Dumoco Eagle Trust, Deutsche Morgan Grenfell (Cayman) Limited, and State Street Bank and Trust Company.

          99.7 Participation Agreement dated as of December 19, 1996 among Mobil Marine Finance Company I Inc., Samoco L.L.C., Samoco 1233 Trust, Deutsche Morgan Grenfell (Cayman) Limited, and State Street Bank and Trust Company.

          99.8 Participation Agreement dated as of December 19, 1996 among Mobil Marine Finance Company I Inc., Samoco L.L.C., Samoco 1234 Trust, Deutsche Morgan Grenfell (Cayman) Limited, and State Street Bank and Trust Company.

          99.9 Mobil Raven Guaranty dated as of December 19, 1996 among Mobil Corporation, Deutsche Morgan Grenfell (Cayman) Limited, State Street Bank and Trust Company, Samoco L.L.C. and Samoco Raven Trust.

          99.10 Mobil Eagle Guaranty dated as of December 19, 1996 among Mobil Corporation, Deutsche Morgan Grenfell (Cayman) Limited, State Street Bank and Trust Company, Dumoco L.L.C. and Dumoco Eagle Trust.

          99.11 Mobil 1233 Guaranty dated as of December 19, 1996 among Mobil Corporation, Deutsche Morgan Grenfell (Cayman) Limited, State Street Bank and Trust Company, Samoco L.L.C. and Samoco 1234 Trust.

          99.12 Mobil 1234 Guaranty dated as of December 19, 1996 among Mobil Corporation, Deutsche Morgan Grenfell (Cayman) Limited, State Street Bank and Trust Company, Samoco L.L.C. and Samoco 1234 Trust.

          99.13 Appendix of Definitions re: Samoco Raven Trust.

          99.14 Appendix of Definitions re: Dumoco Eagle Trust.

          99.15 Appendix of Definitions re: Samoco 1233 Trust.

          99.16 Appendix of Definitions re: Samoco 1234 Trust.

                                   SIGNATURES


             Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                MOBIL CORPORATION


                                By: /s/ Patricia A. Stevenson
                                   ---------------------------------
                                Name:  Patricia A. Stevenson
                                Title: Sr. Assistant Secretary


   Dated:  January  3, 1997

                                 EXHIBIT INDEX
                                 -------------

EXHIBIT NO.  DESCRIPTION
-----------  -----------
        1.1  Underwriting Agreement, dated December
             12, 1996, among Mobil Corporation, Mobil
             Marine Finance Company I Inc., Mobil
             Marine Finance Company II Inc. and Morgan
             Stanley & Co. Incorporated.

        4.1  Pass Through Trust Supplement dated as of
             December 19, 1996 among Mobil
             Corporation, Mobil Marine Finance Company
             I Inc, Mobil Marine Finance Company II
             Inc. and State Street Bank and Trust
             Company.

        4.2  Indenture dated as of November 22, 1996
             among Samoco Raven Trust and State Street
             Bank and Trust Company.

        4.3  Indenture dated as of November 22, 1996
             among Dumoco Eagle Trust and State Street
             Bank and Trust Company.

        4.4  Indenture dated as of November 22, 1996
             among Samoco 1233 Trust and State Street
             Bank and Trust Company.

        4.5  Indenture dated as of November 22, 1996
             among Samoco 1234 Trust and State Street
             Bank and Trust Company.

       99.1  Charter of VLCC M/V RAVEN dated as of
             December 19, 1996 among Samoco Raven
             Trust and Mobil Marine Finance Company I
             Inc.

       99.2  Charter of VLCC M/V EAGLE dated as of
             November 22, 1996 and among Dumoco
             Eagle Trust and Mobil Marine Finance
             Company II Inc.

       99.3  Charter of Hull No. 1233 dated as of
             November 22, 1996 among Samoco 1233 Trust and Mobil Marine Finance Company I Inc.

       99.4  Charter of Hull No. 1234 dated as of
             November 22, 1996 among Samoco 1234 Trust and Mobil Marine Finance Company I Inc.

       99.5  Participation Agreement dated as of
             December 19, 1996 among Mobil Marine
             Finance Company I Inc., Samoco L.L.C.,
             Samoco Raven Trust, Deutsche Morgan
             Grenfell (Cayman) Limited, and State
             Street Bank and Trust Company.

       99.6  Participation Agreement dated as of
             December 19, 1996 among Mobil Marine
             Finance Company I Inc., Dumoco L.L.C.,
             Dumoco Eagle Trust, Deutsche Morgan
             Grenfell (Cayman) Limited, and State
             Street Bank and Trust Company.

       99.7  Participation Agreement dated as of
             December 19, 1996 among Mobil Marine
             Finance Company I Inc., Samoco L.L.C.,
             Samoco 1233 Trust, Deutsche Morgan
             Grenfell (Cayman) Limited, and State
             Street Bank and Trust Company.

       99.8  Participation Agreement dated as of
             December 19, 1996 among Mobil Marine
             Finance Company I Inc., Samoco L.L.C.,
             Samoco 1234 Trust, Deutsche Morgan
             Grenfell (Cayman) Limited, and State
             Street Bank and Trust Company.

       99.9  Mobil Raven Guaranty dated as of December
             19, 1996 among Mobil Corporation,
             Deutsche Morgan Grenfell (Cayman)
             Limited, State Street Bank and Trust
             Company, Samoco L.L.C. and Samoco Raven
             Trust.

      99.10  Mobil Eagle Guaranty dated as of December
             19, 1996 among Mobil Corporation,
             Deutsche Morgan Grenfell (Cayman)
             Limited, State Street Bank and Trust
             Company, Dumoco L.L.C. and Dumoco Eagle
             Trust.

      99.11  Mobil 1233 Guaranty dated as of December
             19, 1996 among Mobil Corporation,
             Deutsche Morgan Grenfell (Cayman)
             Limited, State Street Bank and Trust
             Company, Samoco L.L.C. and Samoco 1234
             Trust.

      99.12  Mobil 1234 Guaranty dated as of December
             19, 1996 among Mobil Corporation,
             Deutsche Morgan Grenfell (Cayman)
             Limited, State Street Bank and Trust
             Company, Samoco L.L.C. and Samoco 1234
             Trust.

      99.13  Appendix of Definitions re: Samoco Raven
             Trust.

      99.14  Appendix of Definitions re: Dumoco Eagle
             Trust.

      99.15  Appendix of Definitions re: Samoco 1233
             Trust.

      99.16  Appendix of Definitions re: Samoco 1234
             Trust.